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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use of our report dated November 25, 1996 relating to the MacLeod Group included in or made a part of this Form 8-K.




/s/ Price Waterhouse LLP


Chicago, Illinois
January 14, 1997